OPPENHEIMER GLOBAL EMERGING GROWTH FUND
Annual Report September 30, 1996

[Picture of Gardening Pic]

"We want to
go after
HIGH
long-term
GROWTH."


[Oppenheimer Logo]

This Fund is for people who want to take part in the TREMENDOUS POTENTIAL for growth offered by EMERGING businesses throughout the world.

NEWS
BEAT THE AVERAGE

Cumulative Total Return for the 1-Year Period Ended 9/30/96:

Oppenheimer Global Emerging Growth Fund Class A (at net asset value)(1)

 16.25%

Lipper Global Small Company Average for 23 Funds for the 1-Year Period Ended 9/30/96(3)

 13.09%


HOW YOUR FUND IS MANAGED

Oppenheimer Global Emerging Growth Fund aggressively seeks capital appreciation by investing in emerging businesses throughout the world. These companies tend to be smaller in size and are expected to be active in developing new products and services or expanding into new markets. In searching for companies with the best potential for growth, the Fund's managers use a theme-oriented approach, focusing on such themes as telecommunications expansion, emerging consumer markets, infrastructure development, and efficiency enhancing technology, among others, to capitalize on key global growth trends.

PERFORMANCE

Total return at net asset value for the 12 months ended 9/30/96 for Class A shares was 16.25%. Cumulative total returns at net asset value for Class B and C shares since inception on 11/1/95 were 19.22% and 19.28%, respectively.(1)

   Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year periods ended 9/30/96 and since inception on 12/30/87 were 9.57%, (5.68)% and 8.45%, respectively. For Class B and C shares, cumulative total returns since inception on 11/1/95 were 14.22% and 18.28%, respectively.(2)

OUTLOOK

"We think the outlook for the Fund is extremely positive, and that it is well-positioned for growth over the next six months. Overall, we are convinced that international growth will be greater over the next few years than that of the domestic market."

                                                 George Evans, Portfolio Manager
                                                              September 30, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions. In reviewing the notes that follow on performance and rankings, please be aware that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 9/30/95, 9/30/91 and 12/30/87 (inception of class), after deducting the current maximum initial sales charge of 5.75%. Class B and C returns show results of hypothetical investments on 11/1/95 (inception of classes), after the deduction of the applicable contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares. An explanation of the different total returns is in the Fund's prospectus.

3. Source: Lipper Analytical Services, 9/30/96, an independent mutual fund monitoring service. The average is shown for comparative purposes only. Oppenheimer Global Emerging Growth Fund is characterized by Lipper as a global small company fund. Lipper performance does not take sales charges into consideration.


2    Oppenheimer Global Emerging Growth Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Global Emerging
Growth Fund


DEAR SHAREHOLDER,

While most of the world's markets have lagged the amazing growth of domestic stocks this year, we believe the time is right for them to catch up. This belief, coupled with the strong though at times unpredictable performance of the U.S. market over the period, makes a compelling case for global funds, which typically invest in a combination of domestic and foreign securities.

   Over the past six months, the U.S. stock market has shown investors just how resilient it can be. During this summer, the Dow declined nearly 10%, only to soar to record highs in the fall. As a result, stock valuations are now high, indicating that this bull market could be nearing the top of the mountain. However, due to solid corporate profits, low inflation, and stabilized interest rates, we remain optimistic that this market has enough strength to advance through 1997.

   While we've been pleased with earnings in the U.S. market, we believe now is the time to focus on good opportunities abroad. Why? Analysts estimate earnings in North America for 1996 will be up about 8% by the end of this year. Across the rest of the globe, however, they predict corporate earnings will increase by almost 40%, with the potential for an additional 17% gain in 1997. In fact, particularly in Europe, we're seeing a trend in corporate restructuring, including downsizing, outsourcing and spinoffs.

   As for economic growth in developing countries, Brazil has emerged as a dominant player in 1996, and we believe it has great potential for the coming years. In general, the spending power of the population in developing countries keeps growing. For the first time, a substantial number of individuals are buying consumer products, including motorcycles, TVs and cars.

   Additionally, there has been a turnabout in Japan. After a five-year recession, the Japanese economy recently began to recover, unearthing numerous investment opportunities. Furthermore, around the world, there has been a significant move toward capitalism. Right now, the wealth of the world is built on the combined spending power of 700 million people. However, as the 4.5 billion people who live in developing countries become more capitalistic, we will undoubtedly see a chain reaction which may revitalize a number of industries that cater to the consumer.

   Despite this pickup in global economic growth, inflation has remained low. Moreover, many European governments are now concentrating on balancing their budgets in anticipation of a European monetary union. So, it is reasonable to expect global interest rates to remain low into 1997. In the end, all these changes bode well for global stock markets and economies.

   Because investing abroad involves greater risk and expenses, including political and economic uncertainties, currency rate fluctuations and liquidity restrictions, it should be undertaken with a long-term approach in mind. That said, we're confident that by diversifying your investments throughout the world, you should be well positioned to participate in any economic environment.

   Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.


/s/ Bridget A. Macaskill

Bridget A. Macaskill


October 21, 1996


3    Oppenheimer Global Emerging Growth Fund

Q + A
[PHOTO]

[LOGO]
What
areas are
we currently
TARGETING?


AN INTERVIEW WITH YOUR FUND'S MANAGERS.


HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

The Fund has performed well over the past year, despite volatility in the foreign and domestic markets. The Fund weathered this summer's pullback in the NASDAQ, as well as the slow market activity throughout the world with only minor upset to its performance. Much of this was thanks to a healthy jump in the value of the U.S. portion of the Fund.

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

We've had very good returns in our theme areas from individual stocks all over the world. Within the technology sector, in particular, we had excellent earnings from a company that customizes databases to individual user and client needs, thus increasing their efficiency. We've also been pleased with our investment in a company that develops application software specifically for the banking, insurance and financial services industries. These two examples illustrate the growing need for efficiency-enhancing technology in today's world. And as businesses become more dependent on computers, we believe we'll see even greater growth in this area.

   Another top-performing investment was in our emerging consumer markets theme. We've done particularly well with a Finnish agricultural company that produces a margarine additive which is expected to actually reduce a person's cholesterol by 10 to 15%. As word about this product spreads, we expect the stock price to benefit even more.(1)

DID ANY INVESTMENTS NOT PERFORM AS YOU'D EXPECTED?

We didn't have any individual investments that disappointed us. However, over the period, small-cap stocks didn't perform




1.   The Fund's portfolio is subject to change.

4    Oppenheimer Global Emerging Growth Fund

FACING PAGE
Top left: George Evans, Portfolio Manager

Top right: Bill Wilby, Senior VP, Director of Global Investments

Bottom: Robert Doll, Executive VP, Director of Equity Investments

THIS PAGE
Top: Frank Jennings, Member of Global Investments Team

Bottom: Shanquan Li, Member of Global Investments Team

[LOGO]
WE SEE SOME GOOD VALUES IN COMPANIES SELLING CONSUMER PRODUCTS IN DEVELOPING COUNTRIES.


exceptionally well, since investors were focusing on large-cap domestic stocks. Over time, however, we believe investment values around the world, particularly in emerging economies, will again be recognized by investors, helping emerging growth stocks to reach their full potential.

WHAT AREAS ARE YOU CURRENTLY TARGETING?

Right now, we see some good values in companies selling consumer products in developing countries. In fact, in these countries, there is an explosion of consumerism, as the spending power of these populations increases. For the first time, large numbers of people are buying motorcycles, TVs, cars and a multitude of other consumer products, including luxury items. This consumption should be reflected in higher stock prices for many multinational consumer product companies.

   In addition, because we anticipate a growing demand for many natural resources, we are also looking at certain companies that we believe will benefit from this trend. For example, we think the price of oil will go up due to an increase in demand from Asia and the emerging growth countries. So, we'll be looking to invest in the types of natural resource companies that will benefit from this increase in volume, such as drilling companies.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We think the outlook for the Fund is extremely positive, and that it is well-positioned for growth over the next six months. We are pleased with the strength the European companies currently in the portfolio have exhibited, while we also have high expectations for our Latin American investments. And, in small caps we believe we're poised to benefit from owning a good mix of growth and value stocks. Overall, we are convinced that international growth will be greater over the next few years than that of the domestic market.


5    Oppenheimer Global Emerging Growth Fund

                           STATEMENT OF INVESTMENTS  SEPTEMBER 30, 1996

                                                                                                                      MARKET VALUE
                                                                                                          SHARES      SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.0%
----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--3.7%
----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.1%            Saes Getters SpA                                                                 120,000    $ 1,785,749
----------------------------------------------------------------------------------------------------------------------------------
GOLD--1.0%                 Cambior, Inc.                                                                     75,000      1,029,519
                           -------------------------------------------------------------------------------------------------------
                           Dayton Mining Corp.(1)                                                           100,000        682,676
                                                                                                                        ----------
                                                                                                                         1,712,195
----------------------------------------------------------------------------------------------------------------------------------
METALS--1.6%               Boehler-Uddeholm AG                                                               10,000        799,617
                           -------------------------------------------------------------------------------------------------------
                           Cia de Minas Buenaventura SA, Sponsored ADR(1)                                   100,000      1,925,000
                                                                                                                        ----------
                                                                                                                         2,724,617
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--22.8%
----------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--5.7%      Alrenco, Inc.(1)                                                                  30,000        630,000
                           -------------------------------------------------------------------------------------------------------
                           Belmont Homes, Inc.(1)                                                            70,000      1,767,500
                           -------------------------------------------------------------------------------------------------------
                           Ciadea SA                                                                        219,997      1,045,120
                           -------------------------------------------------------------------------------------------------------
                           IRSA Inversiones y Representaciones, SA                                          257,201        751,123
                           -------------------------------------------------------------------------------------------------------
                           Orbital Engine Corp. Ltd.(1)                                                   1,100,000        983,504
                           -------------------------------------------------------------------------------------------------------
                           Porsche AG, Preference(1)                                                          5,500      3,760,986
                           -------------------------------------------------------------------------------------------------------
                           Thai Stanley Electric Co. Ltd.                                                   150,000        708,174
                                                                                                                        ----------
                                                                                                                         9,646,407

----------------------------------------------------------------------------------------------------------------------------------
LEISURE &
ENTERTAINMENT--6.9%        Applebee's International, Inc.                                                    30,000        795,000
                           -------------------------------------------------------------------------------------------------------
                           Casa Ole Restaurants, Inc.(1)                                                     61,700        794,387
                           -------------------------------------------------------------------------------------------------------
                           China Hong Kong Photo Products Holdings Ltd.                                   1,500,000        547,975
                           -------------------------------------------------------------------------------------------------------
                           Cinar Films, Inc., Cl. B(1)                                                       60,000      1,563,750
                           -------------------------------------------------------------------------------------------------------
                           CKE Restaurants, Inc.                                                             40,000      1,230,000
                           -------------------------------------------------------------------------------------------------------
                           Coach USA, Inc.(1)                                                                30,000        802,500
                           -------------------------------------------------------------------------------------------------------
                           Galoob (Lewis) Toys, Inc.(1)                                                      30,000        877,500
                           -------------------------------------------------------------------------------------------------------
                           Longhorn Steaks, Inc.(1)                                                          40,000        610,000
                           -------------------------------------------------------------------------------------------------------
                           Lusomundo SGPS SA(1)                                                             200,000      2,043,776
                           -------------------------------------------------------------------------------------------------------
                           Metromedia International Group, Inc.(1)                                           65,000        690,625
                           -------------------------------------------------------------------------------------------------------
                           Quality Dining, Inc.(1)                                                           30,000        855,000
                           -------------------------------------------------------------------------------------------------------
                           Square Co. Ltd.                                                                   15,000        861,953
                                                                                                                        ----------
                                                                                                                        11,672,466

----------------------------------------------------------------------------------------------------------------------------------
MEDIA--2.0%                Capital Radio PLC                                                                 85,000        794,676
                           -------------------------------------------------------------------------------------------------------
                           Dorling Kindersley Holdings PLC                                                   90,000        686,645
                           -------------------------------------------------------------------------------------------------------
                           NRJ SA                                                                             6,500        774,522
                           -------------------------------------------------------------------------------------------------------
                           Wireless One, Inc.(1)                                                             70,000      1,032,500
                                                                                                                        ----------
                                                                                                                         3,288,343

----------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--3.4%      Galeries Lafayette(1)                                                              4,201      1,217,669
                           -------------------------------------------------------------------------------------------------------
                           Lojas Americanas SA, Preference                                               19,000,000        321,925
                           -------------------------------------------------------------------------------------------------------
                           Nautica Enterprises, Inc.(1)                                                      20,000        645,000

                           6  Oppenheimer Global Emerging Growth Fund

                                                                                                                      MARKET VALUE
                                                                                                          SHARES      SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL            PT Matahari Putra Prima                                                          400,000    $   435,064
(CONTINUED)                -------------------------------------------------------------------------------------------------------
                           PT Ramayana Lestari Sentosa(1)                                                   835,000      1,402,757
                           -------------------------------------------------------------------------------------------------------
                           Vans, Inc.(1)                                                                     40,000        765,000
                           -------------------------------------------------------------------------------------------------------
                           Wolverine World Wide, Inc.                                                        36,000        999,000
                                                                                                                        ----------
                                                                                                                         5,786,415

----------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--4.8%    Giordano International Ltd.                                                    1,000,000        879,346
                           -------------------------------------------------------------------------------------------------------
                           Maruko Co. Ltd.                                                                   12,100        793,086
                           -------------------------------------------------------------------------------------------------------
                           Moebel Walther AG, Preference                                                     40,000      2,438,920
                           -------------------------------------------------------------------------------------------------------
                           Moovies, Inc.(1)                                                                  60,000        330,000
                           -------------------------------------------------------------------------------------------------------
                           Party City Corp.(1)                                                               50,000        937,500
                           -------------------------------------------------------------------------------------------------------
                           Ryohin Keikaku Co. Ltd.                                                           13,000      1,101,863
                           -------------------------------------------------------------------------------------------------------
                           Wolford AG                                                                         6,000      1,532,133
                                                                                                                        ----------
                                                                                                                         8,012,848

----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--23.4%
----------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--2.7%            Hellenic Bottling Co., SA                                                         40,000      1,361,165
                           -------------------------------------------------------------------------------------------------------
                           Panamerican Beverages, Inc., Cl. A                                                20,000        822,500
                           -------------------------------------------------------------------------------------------------------
                           Remy Cointreau                                                                    65,469      1,654,087
                           -------------------------------------------------------------------------------------------------------
                           Serm Suk Public Co. Ltd.                                                          25,000        767,188
                                                                                                                        ----------
                                                                                                                         4,604,940

----------------------------------------------------------------------------------------------------------------------------------
EDUCATION--0.8%            National Education Corp.(1)                                                       70,000      1,338,750
----------------------------------------------------------------------------------------------------------------------------------
FOOD--4.9%                 Disco SA, Sponsored ADR(1)                                                        51,800      1,016,575
                           -------------------------------------------------------------------------------------------------------
                           Hokuto Corp.                                                                      19,000        812,031
                           -------------------------------------------------------------------------------------------------------
                           Lindt & Spruengli AG, Participation Certificates                                   1,000      1,659,288
                           -------------------------------------------------------------------------------------------------------
                           Molinos Rio de la Plata SA, Cl. B                                                437,499      1,435,180
                           -------------------------------------------------------------------------------------------------------
                           Perdigao SA, Comercio e Industria, Preference                                240,000,000        378,436
                           -------------------------------------------------------------------------------------------------------
                           Performance Food Group Co.(1)                                                     42,000        693,000
                           -------------------------------------------------------------------------------------------------------
                           Raision Tehtaat Oy                                                                32,000      1,926,637
                           -------------------------------------------------------------------------------------------------------
                           Universal Robina Corp.                                                           667,000        336,869
                                                                                                                        ----------
                                                                                                                         8,258,016

----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--6.9%     Alpha-Beta Technology, Inc.(1)                                                    40,000        430,000
                           -------------------------------------------------------------------------------------------------------
                           Biocompatibles International PLC(1)                                              297,500      2,502,298
                           -------------------------------------------------------------------------------------------------------
                           Dura Pharmaceuticals, Inc.(1)                                                     40,000      1,475,000
                           -------------------------------------------------------------------------------------------------------
                           Marseille-Kliniken AG                                                             35,000      1,262,076
                           -------------------------------------------------------------------------------------------------------
                           Norland Medical Systems, Inc.(1)                                                  50,000      1,062,500
                           -------------------------------------------------------------------------------------------------------
                           Rohto Pharmaceutical Co.                                                          60,000        635,690
                           -------------------------------------------------------------------------------------------------------
                           SangStat Medical Corp.(1)                                                         50,000      1,275,000
                           -------------------------------------------------------------------------------------------------------
                           Teikoku Hormone Manufacturing Co. Ltd.                                            50,000        673,401
                           -------------------------------------------------------------------------------------------------------
                           Tiger Medicals Ltd.                                                              493,000        808,743
                           -------------------------------------------------------------------------------------------------------
                           Torii Pharmaceutical Co. Ltd.                                                     70,000      1,489,562
                                                                                                                        ----------
                                                                                                                        11,614,270

                           7  Oppenheimer Global Emerging Growth Fund

                           STATEMENT OF INVESTMENTS   (CONTINUED)

                                                                                                                      MARKET VALUE
                                                                                                          SHARES      SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &      Althin Medical AB, B Shares                                                       60,000    $ 1,266,835
SERVICES--7.6%             -------------------------------------------------------------------------------------------------------
                           AmeriSource Health Corp., Cl. A(1)                                                30,000      1,335,000
                           -------------------------------------------------------------------------------------------------------
                           Capstone Pharmacy Services, Inc.(1)                                               60,000        742,500
                           -------------------------------------------------------------------------------------------------------
                           Egis RT(1)                                                                        20,000      1,408,132
                           -------------------------------------------------------------------------------------------------------
                           Elekta AB, B Shares                                                               15,000        506,734
                           -------------------------------------------------------------------------------------------------------
                           Gulf South Medical Supply, Inc.(1)                                                30,000        772,500
                           -------------------------------------------------------------------------------------------------------
                           Nichii Gakkan Co.                                                                 27,000      1,367,273
                           -------------------------------------------------------------------------------------------------------
                           OccuSystems, Inc.(1)                                                              30,000        900,000
                           -------------------------------------------------------------------------------------------------------
                           Omnicare, Inc.                                                                    26,000        793,000
                           -------------------------------------------------------------------------------------------------------
                           Pediatrix Medical Group, Inc.(1)                                                  13,500        676,687
                           -------------------------------------------------------------------------------------------------------
                           PhyCor, Inc.(1)                                                                   25,000        951,562
                           -------------------------------------------------------------------------------------------------------
                           Rural/Metro Corp.(1)                                                              15,000        547,500
                           -------------------------------------------------------------------------------------------------------
                           Serologicals Corp.(1)                                                             20,000        695,000
                           -------------------------------------------------------------------------------------------------------
                           Total Renal Care Holdings, Inc.(1)                                                20,000        795,000
                                                                                                                        ----------
                                                                                                                        12,757,723

----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.5%      Srithai Superware Co. Ltd.                                                       175,000        757,353
----------------------------------------------------------------------------------------------------------------------------------
ENERGY--4.7%
----------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &          Cie Generale de Geophysique SA(1)                                                 37,500      2,492,128
PRODUCERS--3.5%            -------------------------------------------------------------------------------------------------------
                           Newfield Exploration Co.(1)                                                       20,000        900,000
                           -------------------------------------------------------------------------------------------------------
                           Smedvig AS                                                                       100,000      2,061,052
                           -------------------------------------------------------------------------------------------------------
                           Smedvig AS, Series B(1)                                                           25,000        463,352
                                                                                                                        ----------
                                                                                                                         5,916,532

----------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--1.2%       Expro International Group PLC                                                    210,100      1,231,763
                           -------------------------------------------------------------------------------------------------------
                           Forasol-Foramer NV(1)                                                             60,000        727,500
                                                                                                                        ----------
                                                                                                                         1,959,263

----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--7.8%
----------------------------------------------------------------------------------------------------------------------------------
BANKS--0.8%                Industrial Credit & Investment Corp. of India Ltd. (The), GDR(1)(2)               92,900      1,033,512
                           -------------------------------------------------------------------------------------------------------
                           PT Lippo Bank                                                                    209,500        324,876
                                                                                                                        ----------
                                                                                                                         1,358,388

----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED
FINANCIAL--3.2%            Credicorp Ltd.                                                                    47,000        893,000
                           -------------------------------------------------------------------------------------------------------
                           Egypt Investment Co.(1)                                                           96,500      1,145,937
                           -------------------------------------------------------------------------------------------------------
                           Green Tree Financial Corp.                                                        30,000      1,177,500
                           -------------------------------------------------------------------------------------------------------
                           Manhattan Card Co. Ltd.                                                        2,500,000      1,236,581
                           -------------------------------------------------------------------------------------------------------
                           Wing Hang Bank Ltd.                                                              250,000        937,538
                                                                                                                        ----------
                                                                                                                         5,390,556

----------------------------------------------------------------------------------------------------------------------------------
INSURANCE--3.8%            CapMAC Holdings, Inc.                                                             30,000        997,500
                           -------------------------------------------------------------------------------------------------------
                           Ockham Holdings PLC                                                            1,200,000      1,791,655
                           -------------------------------------------------------------------------------------------------------
                           Reinsurance Australia Corp. Ltd.                                               1,250,000      3,580,336
                                                                                                                        ----------
                                                                                                                         6,369,491

                           8  Oppenheimer Global Emerging Growth Fund

                                                                                                                      MARKET VALUE
                                                                                                          SHARES      SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--20.2%
----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.8% Crompton Greaves Ltd., GDR(1)                                                     70,000    $   346,500
                           -------------------------------------------------------------------------------------------------------
                           LEM Holdings SA                                                                    4,300        998,205
                                                                                                                        ----------
                                                                                                                         1,344,705

----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--0.5% HI Cement Corp.(1)(2)                                                          2,592,000        869,434
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--11.2% Affiliated Computer Services, Inc., Cl. A(1)                                      17,000        998,750
                           -------------------------------------------------------------------------------------------------------
                           Boskalis Westminster                                                             152,000      2,967,240
                           -------------------------------------------------------------------------------------------------------
                           Cordiant PLC(1)                                                                1,010,000      1,768,517
                           -------------------------------------------------------------------------------------------------------
                           Daisytek International Corp.(1)                                                   25,000      1,081,250
                           -------------------------------------------------------------------------------------------------------
                           DecisionOne Holdings Corp.(1)                                                     35,000        490,000
                           -------------------------------------------------------------------------------------------------------
                           Fugro NV                                                                         100,000      1,537,158
                           -------------------------------------------------------------------------------------------------------
                           KCI Konecranes International Corp.(1)                                             80,000      2,224,390
                           -------------------------------------------------------------------------------------------------------
                           May & Speh, Inc.(1)                                                               50,000      1,000,000
                           -------------------------------------------------------------------------------------------------------
                           MRC Allied Industries, Inc.(1)                                                 8,000,000        975,796
                           -------------------------------------------------------------------------------------------------------
                           PT Citra Marga Nusaphala Persada                                               2,331,000      1,581,445
                           -------------------------------------------------------------------------------------------------------
                           Rent-Way, Inc.(1)                                                                 10,000        126,250
                           -------------------------------------------------------------------------------------------------------
                           Serco Group PLC                                                                  100,000        953,673
                           -------------------------------------------------------------------------------------------------------
                           Transaction Systems Architects, Inc., Cl. A(1)                                    20,000        845,000
                           -------------------------------------------------------------------------------------------------------
                           VBH Vereinigter Baubeschlag Handel AG                                             70,000      1,733,863
                           -------------------------------------------------------------------------------------------------------
                           Walsh International, Inc.(1)                                                      60,000        600,000
                                                                                                                        ----------
                                                                                                                        18,883,332

----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--5.8%        Bucher Holding AG, B Shares                                                        2,000      1,499,741
                           -------------------------------------------------------------------------------------------------------
                           First Philippine Holdings Corp., B Shares                                        700,000      1,520,869
                           -------------------------------------------------------------------------------------------------------
                           Legris Industries SA                                                              20,000        759,506
                           -------------------------------------------------------------------------------------------------------
                           Powerscreen International PLC                                                    200,000      1,718,175
                           -------------------------------------------------------------------------------------------------------
                           Toolex Alpha NV(1)                                                                65,000      1,462,500
                           -------------------------------------------------------------------------------------------------------
                           U.S. Filter Corp.(1)                                                              60,000      2,047,500
                           -------------------------------------------------------------------------------------------------------
                           Wai Kee Holdings Ltd.                                                          3,500,000        792,058
                                                                                                                        ----------
                                                                                                                         9,800,349

----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.9%       Guangshen Railway Co. Ltd., Sponsored ADR(1)                                      39,000        741,000
                           -------------------------------------------------------------------------------------------------------
                           Koninklijke Van Ommeren NV                                                        30,000      1,174,786
                           -------------------------------------------------------------------------------------------------------
                           Lisnave-Estaleiros Navais de Lisboa SA(1)                                        467,400      1,205,377
                                                                                                                        ----------
                                                                                                                         3,121,163

----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--12.4%
----------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--1.8%    PT Multipolar Corp.(3)                                                         6,349,200      3,083,413
----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--6.1%    Business Objects SA, Sponsored ADR(1)                                             25,000        481,250
                           -------------------------------------------------------------------------------------------------------
                           Engineering Animation, Inc.(1)                                                    41,800      1,003,200
                           -------------------------------------------------------------------------------------------------------
                           Global DirectMail Corp.(1)                                                        20,000        955,000
                           -------------------------------------------------------------------------------------------------------
                           Ines Corp.                                                                        40,000        721,885

                           9  Oppenheimer Global Emerging Growth Fund

                           STATEMENT OF INVESTMENTS   (CONTINUED)

                                                                                                                      MARKET VALUE
                                                                                                          SHARES      SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE          Integrated Measurement Systems, Inc.(1)                                           40,000    $   660,000
(CONTINUED)                -------------------------------------------------------------------------------------------------------
                           McAfee Associates, Inc.(1)                                                        15,000      1,035,000
                           -------------------------------------------------------------------------------------------------------
                           Misys PLC                                                                        201,833      2,751,556
                           -------------------------------------------------------------------------------------------------------
                           National Instruments Corp.(1)                                                     30,000        795,000
                           -------------------------------------------------------------------------------------------------------
                           PLATINUM Technology, Inc.(1)                                                      60,000        757,500
                           -------------------------------------------------------------------------------------------------------
                           Technology Modeling Associates, Inc.(1)                                           32,500        422,500
                           -------------------------------------------------------------------------------------------------------
                           Versant Object Technology Corp.(1)                                                30,000        712,500
                                                                                                                      ------------
                                                                                                                        10,295,391

----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--2.3%          Gold Peak Industries (Holdings) Ltd.                                           1,600,000        987,971
                           -------------------------------------------------------------------------------------------------------
                           Medasys Digital Systems(1)                                                        50,000        547,348
                           -------------------------------------------------------------------------------------------------------
                           Pittway Corp., Cl. A                                                              20,000        892,500
                           -------------------------------------------------------------------------------------------------------
                           SDL, Inc.(1)                                                                      30,000        615,000
                           -------------------------------------------------------------------------------------------------------
                           Shinmei Electric Co.                                                              35,000        741,638
                                                                                                                      ------------
                                                                                                                         3,784,457

----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-        Amper SA(1)                                                                      120,000      1,495,269
TECHNOLOGY--2.2%           -------------------------------------------------------------------------------------------------------
                           LCI International, Inc.(1)                                                        36,000      1,134,000
                           -------------------------------------------------------------------------------------------------------
                           Tel-Save Holdings, Inc.(1)                                                        20,000        575,000
                           -------------------------------------------------------------------------------------------------------
                           Teltrend, Inc.(1)                                                                 10,000        425,000
                                                                                                                      ------------
                                                                                                                         3,629,269
                                                                                                                      ------------
                           Total Common Stocks (Cost $142,869,934)                                                     159,765,835

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--1.5%
----------------------------------------------------------------------------------------------------------------------------------
                           Marschollek, Lautenschlaeger und Partner-VO,
                           Non-vtg. Preferred Stock (Cost $1,127,145)                                        20,000      2,517,595

                                                                                                           UNITS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.1%
----------------------------------------------------------------------------------------------------------------------------------
                           Biocompatibles International PLC Wts., Exp. 2/97                                  42,500         41,196
                           -------------------------------------------------------------------------------------------------------
                           PerSeptive Biosystems, Inc., Cl. A Wts., Exp. 12/97                               40,110             --
                           -------------------------------------------------------------------------------------------------------
                           PT Matahari Putra Prima Rts., Exp. 11/96                                         400,000        262,761
                                                                                                                      ------------
                           Total Rights, Warrants and Certificates (Cost $283,984)                                         303,957

                                                                                                            FACE
                                                                                                            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--3.4%
----------------------------------------------------------------------------------------------------------------------------------
                           Repurchase agreement with Goldman, Sachs & Co., 5.62%,
                           dated 9/30/96, to be repurchased at $5,700,890 on 10/1/96, collateralized by U.S. Treasury Bonds, 8.875%--11.125%,
                           8/15/03--8/15/17, with a value of $5,820,580 (Cost $5,700,000)                $5,700,000      5,700,000

----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $149,981,063)                                                              100.0%    168,287,387
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                         (0.0)        (81,030)
                                                                                                         ----------   ------------
NET ASSETS                                                                                                   100.0%   $168,206,357
                                                                                                         ----------   ------------
                                                                                                         ----------   ------------

                           10  Oppenheimer Global Emerging Growth Fund

----------------------------------------------------------------------------------------------------------------------------------
                           Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

                           COUNTRY                                                                     MARKET VALUE        PERCENT
----------------------------------------------------------------------------------------------------------------------------------
                           United States                                                                $55,336,400           32.9%
                           -------------------------------------------------------------------------------------------------------
                           Great Britain                                                                 14,240,155            8.5
                           -------------------------------------------------------------------------------------------------------
                           Germany                                                                       11,713,440            7.0
                           -------------------------------------------------------------------------------------------------------
                           Japan                                                                          9,198,383            5.5
                           -------------------------------------------------------------------------------------------------------
                           France                                                                         8,654,010            5.1
                           -------------------------------------------------------------------------------------------------------
                           The Netherlands                                                                7,141,684            4.2
                           -------------------------------------------------------------------------------------------------------
                           Indonesia                                                                      7,090,315            4.2
                           -------------------------------------------------------------------------------------------------------
                           Hong Kong                                                                      5,381,469            3.2
                           -------------------------------------------------------------------------------------------------------
                           Australia                                                                      4,563,840            2.7
                           -------------------------------------------------------------------------------------------------------
                           Argentina                                                                      4,247,998            2.5
                           -------------------------------------------------------------------------------------------------------
                           Switzerland                                                                    4,157,233            2.5
                           -------------------------------------------------------------------------------------------------------
                           Finland                                                                        4,151,026            2.5
                           -------------------------------------------------------------------------------------------------------
                           Philippines                                                                    3,702,967            2.2
                           -------------------------------------------------------------------------------------------------------
                           Canada                                                                         3,275,944            1.9
                           -------------------------------------------------------------------------------------------------------
                           Portugal                                                                       3,249,153            1.9
                           -------------------------------------------------------------------------------------------------------
                           Peru                                                                           2,818,000            1.7
                           -------------------------------------------------------------------------------------------------------
                           Norway                                                                         2,524,404            1.5
                           -------------------------------------------------------------------------------------------------------
                           Austria                                                                        2,331,750            1.4
                           -------------------------------------------------------------------------------------------------------
                           Thailand                                                                       2,232,715            1.3
                           -------------------------------------------------------------------------------------------------------
                           Italy                                                                          1,785,749            1.1
                           -------------------------------------------------------------------------------------------------------
                           Sweden                                                                         1,773,568            1.1
                           -------------------------------------------------------------------------------------------------------
                           Spain                                                                          1,495,269            0.9
                           -------------------------------------------------------------------------------------------------------
                           Hungary                                                                        1,408,132            0.8
                           -------------------------------------------------------------------------------------------------------
                           India                                                                          1,380,013            0.8
                           -------------------------------------------------------------------------------------------------------
                           Greece                                                                         1,361,165            0.8
                           -------------------------------------------------------------------------------------------------------
                           Mexico                                                                           822,500            0.5
                           -------------------------------------------------------------------------------------------------------
                           Singapore                                                                        808,743            0.5
                           -------------------------------------------------------------------------------------------------------
                           China                                                                            741,000            0.4
                           -------------------------------------------------------------------------------------------------------
                           Brazil                                                                           700,362            0.4
                                                                                                       ------------   ------------
                           Total                                                                       $168,287,387         100.0%
                                                                                                       ------------   ------------
                                                                                                       ------------   ------------

                           1. Non-income producing security.

                           2. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the
                           Board of Trustees. These securities amount to $1,902,946 or 1.13% of the Fund's net assets, at September
                           30, 1996.

                           3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended
                           September 30, 1996. The aggregate fair value of all securities of affiliated companies as of September
                           30, 1996 amounted to $3,083,413. Transactions during the period in which the issuer was an affiliate are as follows:

                           BALANCE                                                                           BALANCE
                           SEPTEMBER 30, 1995         GROSS ADDITIONS               GROSS REDUCTIONS         SEPTEMBER 30, 1996
                           ------------------         ---------------------         ---------------------    ---------------------
                           SHARES       COST          SHARES           COST         SHARES           COST    SHARES           COST
----------------------------------------------------------------------------------------------------------------------------------

Cambridge Antibody
Technology Ltd., CV.       100,000     $3,300,000              --  $       --       100,000     $3,300,000          --  $       --
----------------------------------------------------------------------------------------------------------------------------------
PT Multipolar Corp.        --                  --       6,349,200   3,947,959            --             --   6,349,200   3,947,959
                                       ----------                  ----------                   ----------              ----------
                                       $3,300,000                  $3,947,959                   $3,300,000              $3,947,959
                                       ----------                  ----------                   ----------              ----------
                                       ----------                  ----------                   ----------              ----------

                           See accompanying Notes to Financial Statements.

                           11  Oppenheimer Global Emerging Growth Fund

                     STATEMENT OF ASSETS AND LIABILITIES   SEPTEMBER 30, 1996

-------------------------------------------------------------------------------------------
ASSETS                     Investments, at value--see accompanying statement:
                           Unaffiliated companies (cost $146,033,104)          $165,203,974
                           Affiliated companies (cost $3,947,959)                 3,083,413
                           ----------------------------------------------------------------
                           Cash                                                     298,216
                           ----------------------------------------------------------------
                           Unrealized appreciation on forward foreign
                            currency exchange contracts--Note 5                     112,867
                           ----------------------------------------------------------------
                           Receivables:
                           Shares of beneficial interest sold                       422,037
                           Investments sold                                         332,151
                           Interest and dividends                                   203,369
                           ----------------------------------------------------------------
                           Other                                                     10,507
                                                                               ------------
                           Total assets                                         169,666,534
-------------------------------------------------------------------------------------------
LIABILITIES                Unrealized depreciation on forward foreign
                            currency exchange contracts--Note 5                      12,948
                           ----------------------------------------------------------------
                           Payables and other liabilities:
                           Investments purchased                                    546,537
                           Shares of beneficial interest redeemed                   432,158
                           Shareholder reports                                      130,516
                           Trustees' fees                                           106,873
                           Distribution and service plan fees                        99,748
                           Transfer and shareholder servicing agent fees             55,505
                           Custodian fees                                            41,301
                           Other                                                     34,591
                                                                               ------------
                           Total liabilities                                      1,460,177

-------------------------------------------------------------------------------------------
NET ASSETS                                                                     $168,206,357
                                                                               ------------
                                                                               ------------

-------------------------------------------------------------------------------------------
COMPOSITION OF             Paid-in capital                                     $170,369,937
NET ASSETS                 ----------------------------------------------------------------
                           Accumulated net investment loss                         (266,679)
                           ----------------------------------------------------------------
                           Accumulated net realized loss on investments
                            and foreign currency transactions                   (20,303,931)
                           ----------------------------------------------------------------
                           Net unrealized appreciation on investments
                           and translation of assets and liabilities
                           denominated in foreign currencies                     18,407,030
                                                                               ------------
                           Net assets                                          $168,206,357
                                                                               ------------
                                                                               ------------

-------------------------------------------------------------------------------------------
NET ASSET VALUE            Class A Shares:
PER SHARE                  Net asset value and redemption price per share
                           (based on net assets of $154,081,998 and 7,351,701
                           shares of beneficial interest outstanding)                $20.96
                           Maximum offering price per share (net asset value
                           plus sales charge of 5.75% of offering price)             $22.24
                           ----------------------------------------------------------------
                           Class B Shares:
                           Net asset value, redemption price and offering
                           price per share (based on net assets of
                           $10,854,911 and 522,496 shares of beneficial
                           interest outstanding)                                     $20.78
                           ----------------------------------------------------------------
                           Class C Shares:
                           Net asset value, redemption price and offering
                           price per share (based on net assets of $3,269,448
                           and 157,283 shares of beneficial interest
                           outstanding)                                              $20.79


See accompanying Notes to Financial Statements.

12  Oppenheimer Global Emerging Growth Fund

               STATEMENT OF OPERATIONS   FOR THE YEAR ENDED SEPTEMBER 30, 1996

-------------------------------------------------------------------------------------------
INVESTMENT INCOME          Dividends (net of foreign withholding
                            taxes of $66,338)                                    $1,980,310
                           ----------------------------------------------------------------
                           Interest                                                 585,187
                                                                                 ----------
                           Total income                                           2,565,497
-------------------------------------------------------------------------------------------
EXPENSES                   Management fees--Note 4                                1,233,678
                           ----------------------------------------------------------------
                           Transfer and shareholder servicing agent fees--Note 4    603,641
                           ----------------------------------------------------------------
                           Distribution and service plan fees--Note 4:
                           Class A                                                  340,899
                           Class B                                                   42,516
                           Class C                                                   14,558
                           ----------------------------------------------------------------
                           Shareholder reports                                      230,027
                           ----------------------------------------------------------------
                           Custodian fees and expenses                              175,262
                           ----------------------------------------------------------------
                           Trustees' fees and expenses--Note 1                       66,235
                           ----------------------------------------------------------------
                           Legal and auditing fees                                   38,828
                           ----------------------------------------------------------------

                           Registration and filing fees:
                           Class A                                                      774
                           Class B                                                    3,643
                           Class C                                                    1,103
                           ----------------------------------------------------------------
                           Other                                                     49,448
                                                                                 ----------
                           Total expenses                                         2,800,612
-------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                (235,115)
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED    Net realized gain (loss) on:
GAIN (LOSS)                Investments:
                           Unaffiliated companies                                21,952,395
                           Affiliated companies                                    (135,000)
                           Foreign currency transactions                           (691,072)
                                                                                 ----------
                           Net realized gain                                     21,126,323
                           ----------------------------------------------------------------
                           Net change in unrealized appreciation or
                           depreciation on:
                           Investments                                              491,725
                           Translation of assets and liabilities denominated
                           in foreign currencies                                   (824,768)
                                                                                 ----------
                           Net change                                              (333,043)
                                                                                 ----------
                           Net realized and unrealized gain                      20,793,280
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $20,558,165
                                                                                -----------
                                                                                -----------


                 See accompanying Notes to Financial Statements.

                 13  Oppenheimer Global Emerging Growth Fund

                           STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED SEPTEMBER 30,
                                                                                          1996              1995
------------------------------------------------------------------------------------------------------------------------
OPERATIONS             Net investment income (loss)                                       $   (235,115)     $    107,231
                       -------------------------------------------------------------------------------------------------
                       Net realized gain (loss)                                             21,126,323       (40,930,783)
                       -------------------------------------------------------------------------------------------------
                       Net change in unrealized appreciation or depreciation                  (333,043)       27,445,462
                                                                                          ------------      ------------
                       Net increase (decrease) in net assets resulting from operations      20,558,165       (13,378,090)
                       -------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST    Net increase (decrease) in net assets resulting from beneficial
TRANSACTIONS           interest transactions--Note 2:
                       Class A                                                              (6,010,385)      (10,093,708)
                       Class B                                                              10,625,564                --
                       Class C                                                               3,210,027                --
------------------------------------------------------------------------------------------------------------------------
NET ASSETS             Total increase (decrease)                                            28,383,371       (23,471,798)
                       -------------------------------------------------------------------------------------------------
                       Beginning of period                                                 139,822,986       163,294,784
                                                                                          ------------      ------------
                       End of period (including accumulated net investment losses
                       of $266,679 and $130,131, respectively)                            $168,206,357      $139,822,986
                                                                                          ------------      ------------
                                                                                          ------------      ------------

                       See accompanying Notes to Financial Statements.


                       14  Oppenheimer Global Emerging Growth Fund

                       FINANCIAL HIGHLIGHTS

                                          CLASS A                                                CLASS B      CLASS C
                                          ------------------------------------------------       ---------    ---------
                                                                                                 PERIOD       PERIOD
                                                                                                 ENDED        ENDED
                                          YEAR ENDED SEPTEMBER 30,                               SEPT. 30,    SEPT. 30,
                                          1996       1995       1994       1993       1992       1996(1)      1996(1)
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning
of period                                 $18.03     $19.35     $21.64     $20.25     $26.90     $17.43       $17.43
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)                (.03)       .01       (.01)      (.10)      (.17)      (.01)        (.01)
Net realized and unrealized
gain (loss)                                 2.96      (1.33)     (2.11)      1.69      (6.47)      3.36         3.37
                                          ------     ------     ------     ------     ------     ------       ------
Total income (loss) from
investment operations                       2.93      (1.32)     (2.12)      1.59      (6.64)      3.35         3.36
--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                        --         --         --         --       (.01)        --           --
Distributions from net
realized gain                                 --         --       (.17)      (.20)        --         --           --
                                          ------     ------     ------     ------     ------     ------       ------
Total dividends and distributions
to shareholders                               --         --       (.17)      (.20)      (.01)        --           --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $20.96     $18.03     $19.35     $21.64     $20.25     $20.78       $20.79
                                          ------     ------     ------     ------     ------     ------       ------
                                          ------     ------     ------     ------     ------     ------       ------

--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)        16.25%     (6.82)%    (9.91)%     7.79%    (24.70)%    19.22%       19.28%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                          $154,082   $139,823   $163,295   $199,697   $129,634    $10,855       $3,269
--------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                          $142,045   $148,378   $190,984   $194,184   $166,144     $4,675       $1,599
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)               (0.15)%    0.07%      (1.05)%    (0.80)%    (0.71)%    (0.42)%(3)   (0.45)%(3)
Expenses                                    1.87%     1.76%       1.77%      1.59%      1.39%      2.56%(3)    2.54%(3)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                 125.9%    160.3%       54.7%      41.0%       2.6%     125.9%     125.9%
Average brokerage
commission rate(5)                       $0.0030        --          --         --         --    $0.0030    $0.0030



1.For the period from November 1, 1995 (inception of offering) to September 30, 1996.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $182,488,843 and $175,044,184, respectively.
5. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

15  Oppenheimer Global Emerging Growth Fund

                         NOTES TO FINANCIAL STATEMENTS

------
1. SIGNIFICANT           Oppenheimer Global Emerging Growth Fund (the Fund) is
ACCOUNTING POLICIES      registered under the Investment Company Act of 1940, as
                         amended, as a diversified, open-end management
                         investment company. The Fund's investment objective is
                         to aggressively seek capital appreciation from equity
                         securities. In seeking its objective, the Fund
                         emphasizes investments in emerging growth companies in
                         the U.S. and foreign countries that offer the potential
                         for growth of earnings or capital. The Fund's
                         investment adviser is OppenheimerFunds, Inc. (the
                         Manager). The Fund offers Class A, Class B and Class C
                         shares. Class A shares are sold with a front-end sales
                         charge. Class B and Class C shares may be subject to a
                         contingent deferred sales charge. All three classes of
                         shares have identical rights to earnings, assets and
                         voting privileges, except that each class has its own
                         distribution and/or service plan, expenses directly
                         attributable to a particular class and exclusive voting
                         rights with respect to matters affecting a single
                         class. Class B shares will automatically convert to
                         Class A shares six years after the date of purchase.
                         The following is a summary of significant accounting
                         policies consistently followed by the Fund.
                         -------------------------------------------------------
                         INVESTMENT VALUATION. Portfolio securities are valued
                         at the close of the New York Stock Exchange on each
                         trading day. Listed and unlisted securities for which
                         such information is regularly reported are valued at
                         the last sale price of the day or, in the absence of
                         sales, at values based on the closing bid or the last
                         sale price on the prior trading day. Long-term and
                         short-term "non-money market" debt securities are
                         valued by a portfolio pricing service approved by the
                         Board of Trustees. Such securities which cannot be
                         valued by the approved portfolio pricing service are
                         valued using dealer-supplied valuations provided the
                         Manager is satisfied that the firm rendering the quotes
                         is reliable and that the quotes reflect current market
                         value, or are valued under consistently applied
                         procedures established by the Board of Trustees to
                         determine fair value in good faith. Short-term "money
                         market type" debt securities having a remaining
                         maturity of 60 days or less are valued at cost (or last
                         determined market value) adjusted for amortization to
                         maturity of any premium or discount. Forward foreign
                         currency exchange contracts are valued based on the
                         closing prices of the forward currency contract rates
                         in the London foreign exchange markets on a daily basis
                         as provided by a reliable bank or dealer.
                         -------------------------------------------------------
                         FOREIGN CURRENCY TRANSLATION. The accounting records of
                         the Fund are maintained in U.S. dollars. Prices of
                         securities denominated in foreign currencies are
                         translated into U.S. dollars at the closing rates of
                         exchange. Amounts related to the purchase and sale of
                         securities and investment income are translated at the
                         rates of exchange prevailing on the respective dates of
                         such transactions.
                                   The effect of changes in foreign currency
                         exchange rates on investments is separately identified
                         from fluctuations arising from changes in market values
                         of securities held and reported with all other foreign
                         currency gains and losses in the Fund's Statement of
                         Operations.
                         -------------------------------------------------------
                         REPURCHASE AGREEMENTS. The Fund requires the custodian
                         to take possession, to have legally segregated in the
                         Federal Reserve Book Entry System or to have segregated
                         within the custodian's vault, all securities held as
                         collateral for repurchase agreements. The market value
                         of the underlying securities is required to be at least
                         102% of the resale price at the time of purchase. If
                         the seller of the agreement defaults and the value of
                         the collateral declines, or if the seller enters an
                         insolvency proceeding, realization of the value of the
                         collateral by the Fund may be delayed or limited.
                         -------------------------------------------------------
                         ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES.
                         Income, expenses (other than those attributable to a
                         specific class) and gains and losses are allocated
                         daily to each class of shares based upon the relative
                         proportion of net assets represented by such class.
                         Operating expenses directly attributable to a specific
                         class are charged against the operations of that class.
                         -------------------------------------------------------
                         FEDERAL TAXES. The Fund intends to continue to comply
                         with provisions of the Internal Revenue Code applicable
                         to regulated investment companies and to distribute all
                         of its taxable income, including any net realized gain
                         on investments not offset by loss carryovers, to
                         shareholders. Therefore, no federal income or excise
                         tax provision is required. At September 30, 1996, the
                         Fund had available for federal income tax purposes an
                         unused capital loss carryover of approximately
                         $29,567,000, which expires between 1998 and 2004.
                         -------------------------------------------------------
                         TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service.
                         During the year ended September 30, 1996, a provision of $40,711 was made for the Fund's projected benefit obligations and payments of $4,045 were made to retired trustees, resulting in an accumulated liability of $100,657 at September 30, 1996.

                         16  Oppenheimer Global Emerging Growth Fund

--------------------------------------------------------------------------------
1. SIGNIFICANT           DISTRIBUTIONS TO SHAREHOLDERS. Dividends and
ACCOUNTING POLICIES      distributions to shareholders are recorded on the ex-
(CONTINUED)              dividend date.
                         -------------------------------------------------------
                         CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net
                         investment income (loss) and net realized gain (loss)
                         may differ for financial statement and tax purposes.
                         The character of the distributions made during the year
                         from net investment income or net realized gains may
                         differ from their ultimate characterization for federal
                         income tax purposes. Also, due to timing of dividend
                         distributions, the fiscal year in which amounts are
                         distributed may differ from the year that the income or
                         realized gain (loss) was recorded by the Fund.
                                   During the year ended September 30, 1996, the
                         Fund adjusted the classification of investment income
                         and capital gain (loss) to shareholders to reflect the
                         differences between the financial statement amounts and
                         those determined in accordance with income tax
                         regulations. Accordingly, during the year ended
                         September 30, 1996, amounts have been reclassified to
                         reflect a decrease in undistributed net investment
                         income of $312,755, a decrease in accumulated net
                         realized loss on investments of $460,650, and a
                         decrease in paid-in capital of $147,895. In addition,
                         to properly reflect foreign currency gain in the
                         components of capital, $411,322 of foreign exchange
                         gain determined according to U.S. federal income tax
                         rules has been reclassified from net realized gain to
                         net investment loss.
                         -------------------------------------------------------
                         OTHER. Investment transactions are accounted for on the
                         date the investments are purchased or sold (trade date)
                         and dividend income is recorded on the ex-dividend
                         date. Realized gains and losses on investments and
                         unrealized appreciation and depreciation are determined
                         on an identified cost basis, which is the same basis
                         used for federal income tax purposes.
                                   The preparation of financial statements in
                         conformity with generally accepted accounting
                         principles requires management to make estimates and
                         assumptions that affect the reported amounts of assets
                         and liabilities and disclosure of contingent assets and
                         liabilities at the date of the financial statements and
                         the reported amounts of income and expenses during the
                         reporting period. Actual results could differ from
                         those estimates.
--------------------------------------------------------------------------------
2. SHARES OF             The Fund has authorized an unlimited number of no par
BENEFICIAL INTEREST      value shares of beneficial interest. Transactions in
                         shares of beneficial interest were as follows:

                                                             YEAR ENDED SEPTEMBER 30, 1996(1)  YEAR ENDED SEPTEMBER 30, 1995
                                                             --------------------------------  ------------------------------
                                                             SHARES         AMOUNT             SHARES        AMOUNT
                         ----------------------------------------------------------------------------------------------------
                         Class A:
                         Sold                                3,277,006     $ 65,681,449        1,148,488    $ 19,774,392
                         Issued in connection with the
                         acquisition of Oppenheimer Global
                         Environment Fund--Note 6                   --               --        1,540,515      27,636,869
                         Redeemed                           (3,681,446)     (71,691,834)      (3,370,269)    (57,504,969)
                                                            ----------      -----------       ----------     -----------
                         Net decrease                         (404,440)    $ (6,010,385)        (681,266)   $(10,093,708)
                                                            ----------      -----------       ----------     -----------
                                                            ----------      -----------       ----------     -----------

                         ----------------------------------------------------------------------------------------------------
                         Class B:
                         Sold                                  722,783     $ 14,601,668               --    $         --
                         Redeemed                             (200,287)      (3,976,104)              --              --
                                                            ----------      -----------       ----------     -----------
                         Net increase                          522,496     $ 10,625,564               --    $         --
                                                            ----------      -----------       ----------     -----------
                                                            ----------      -----------       ----------     -----------
                         ----------------------------------------------------------------------------------------------------
                         Class C:
                         Sold                                  244,882      $ 4,972,628               --    $         --
                         Redeemed                              (87,599)      (1,762,601)              --              --
                                                            ----------      -----------       ----------     -----------
                         Net increase                          157,283      $ 3,210,027               --    $         --
                                                            ----------      -----------       ----------     -----------
                                                            ----------      -----------       ----------     -----------

                         1. For the year ended September 30, 1996 for Class A shares and for the period from November 1, 1995 (inception of offering) to September 30, 1996 for Class B and Class C shares.

                         17  Oppenheimer Global Emerging Growth Fund

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND At September 30, 1996, net unrealized appreciation on LOSSES ON INVESTMENTS investments of $18,306,324 was composed of gross appreciation of $26,458,740, and gross depreciation of
                         $8,152,416.
--------------------------------------------------------------------------------
4. MANAGEMENT FEES       Management fees paid to the Manager were in accordance
AND OTHER TRANSACTIONS   with the investment advisory agreement with the Fund
WITH AFFILIATES          which provides for a fee of 1% of the first $50 million
                         of average annual net assets, 0.75% of the next $150 million; 0.72% of the next 200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; and 0.60% of net assets in excess of $800 million. The
                         Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.
                                   For the year ended September 30, 1996,
                         commissions (sales charges paid by investors) on sales of Class A shares totaled $547,341, of which $159,815 was retained by OppenheimerFunds Distributor, Inc.
                         (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $280,291 and $29,431 of which $15,404 was paid to an affiliated broker/dealer for Class B. During the period ended
                         September 30, 1996, OFDI received contingent deferred sales charges of $8,208 and $1,057, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
                                   OppenheimerFunds Services (OFS), a division
                         of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.
                                   The Fund has adopted a Service Plan for Class
                         A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares.
                         Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended
                         September 30, 1996, OFDI paid $17,351 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.
                                   The Fund has adopted compensation type
                         Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1996, OFDI retained $38,764 and $12,877, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs.
                         At September 30, 1996, OFDI had incurred unreimbursed expenses of $284,933 for Class B and $48,241 for Class
                         C.

                         18  Oppenheimer Global Emerging Growth Fund

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS     A forward foreign currency exchange contract (forward
                         contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.
                                   The Fund uses forward contracts to seek to
                         manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.
                                   Forward contracts are valued based on the
                         closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.
                                   Securities held in segregated accounts to
                         cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable.
                         Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
                                   Risks include the potential inability of the
                         counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                         At September 30, 1996, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                                  CONTRACT AMOUNT      VALUATION AS OF       UNREALIZED       UNREALIZED
CONTRACTS TO PURCHASE         EXPIRATION DATE     (000'S)              SEPTEMBER 30, 1996    APPRECIATION     DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------
British Pound Sterling (GBP)  10/2/96                      38 GBP      $   59,629               $     34          $     --
---------------------------------------------------------------------------------------------------------------------------
Japanese Yen (JPY)            10/1/96                 343,940 JPY       3,088,125                     --            12,948
                                                                       ----------               --------          --------
                                                                       $3,147,754                     34            12,948
                                                                       ----------               --------          --------
                                                                       ----------               --------          --------
CONTRACTS TO SELL
---------------------------------------------------------------------------------------------------------------------------
Indonesian Rupiah (IDR)       10/1/96--10/2/96         33,562 IDR      $   14,457               $      3          $     --
---------------------------------------------------------------------------------------------------------------------------
Japanese Yen (JPY)            10/1/96--10/6/96        687,880 JPY       6,216,417                112,830                --
                                                                       ----------               --------          --------
                                                                       $6,230,874                112,833                --
                                                                       ----------               --------          --------
                                                                       ----------
Total Unrealized Appreciation and Depreciation                                                  $112,867          $ 12,948
                                                                                                --------          --------
                                                                                                --------          --------

---------------------------------------------------------------------------------------------------------------------------

6. ACQUISITION OF        On November 18, 1994, the Fund acquired all of the net
OPPENHEIMER GLOBAL       assets of Oppenheimer Global Environment Fund, pursuant
ENVIRONMENT FUND         to an Agreement and Plan of Reorganization approved by
                         the Oppenheimer Global Environment Fund shareholders on
                         November 4, 1994. The Fund issued 1,540,515 Class A shares of beneficial interest, valued at $27,636,869, in exchange for the net assets, resulting in combined
                         Class A net assets of $174,971,153 on November 18,
                         1994. The net assets acquired included net unrealized appreciation of $2,684,431. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

                         19  Oppenheimer Global Emerging Growth Fund

                         INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
                         The Board of Trustees and Shareholders of Oppenheimer Global Emerging Growth Fund:

                         We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Global Emerging Growth Fund as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                                   We conducted our audits in accordance with
                         generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                                   In our opinion, the financial statements and
                         financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Emerging Growth Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with generally accepted accounting principles.


                         KPMG PEAT MARWICK LLP

                         Denver, Colorado
                         October 21, 1996

                         20  Oppenheimer Global Emerging Growth Fund

                         FEDERAL INCOME TAX INFORMATION   (UNAUDITED)
--------------------------------------------------------------------------------
                         In early 1997 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
                                   The foregoing information is presented to
                         assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

                         21  Oppenheimer Global Emerging Growth Fund

                         OPPENHEIMER GLOBAL EMERGING GROWTH FUND

--------------------------------------------------------------------------------
OFFICERS AND TRUSTEES    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Sidney M. Robbins, Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         George Evans, Vice President
                         Jay Tracey, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

--------------------------------------------------------------------------------
INVESTMENT ADVISER       OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
DISTRIBUTOR              OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER OppenheimerFunds Services
SERVICING AGENT

--------------------------------------------------------------------------------
CUSTODIAN OF             The Bank of New York
PORTFOLIO SECURITIES

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS     KPMG Peat Marwick LLP

--------------------------------------------------------------------------------
LEGAL COUNSEL            Gordon Altman Butowsky Weitzen Shalov & Wein

                         This is a copy of a report to shareholders of Oppenheimer Global Emerging Growth Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Global Emerging Growth Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

                         22  Oppenheimer Global Emerging Growth Fund

                         OPPENHEIMERFUNDS FAMILY

--------------------------------------------------------------------------------
                         OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.
                              When you invest with OppenheimerFunds, you can
                         feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $55 billion under OppenheimerFunds' management and that of our affiliates.
                              At OppenheimerFunds we don't charge a fee to
                         exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

----------------------------------------------------------------------------------------------------
STOCK FUNDS              Global Emerging Growth Fund             Growth Fund
                         Enterprise Fund(2)                      Global Fund
                         International Growth Fund               Quest Global Value Fund
                         Discovery Fund                          Disciplined Value Fund
                         Quest Small Cap Value Fund              Oppenheimer Fund
                         Gold & Special Minerals Fund            Value Stock Fund
                         Target Fund                             Quest Value Fund

----------------------------------------------------------------------------------------------------
STOCK & BOND FUNDS       Main Street Income & Growth Fund        Equity Income Fund
                         Quest Opportunity Value Fund            Disciplined Allocation Fund
                         Total Return Fund                       Asset Allocation Fund
                         Quest Growth & Income Value Fund        Strategic Income & Growth Fund
                         Global Growth & Income Fund             Bond Fund for Growth
----------------------------------------------------------------------------------------------------
BOND FUNDS               International Bond Fund                 Bond Fund
                         High Yield Fund                         U.S. Government Trust
                         Champion Income Fund                    Limited-Term Government Fund
                         Strategic Income Fund
----------------------------------------------------------------------------------------------------
MUNICIPAL FUNDS          California Municipal Fund(3)            Insured Municipal Fund
                         Florida Municipal Fund(3)               Intermediate Municipal Fund
                         New Jersey Municipal Fund(3)
                         New York Municipal Fund(3)              ROCHESTER DIVISION
                         Pennsylvania Municipal Fund(3)          Rochester Fund Municipals
                         Municipal Bond Fund                     Limited Term New York Municipal Fund
----------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS(4)    Money Market Fund                       Cash Reserves
----------------------------------------------------------------------------------------------------
LIFESPAN                 Growth Fund                             Income Fund
                         Balanced Fund

                         1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.
                         2.Effective 4/1/96, the Fund is closed to new investors.
                         3. Available only to investors in certain states.
                         4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.
                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
                         (C) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.

                         23  Oppenheimer Global Emerging Growth Fund

INFORMATION


GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions
1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104

RA0750.001.0996       November 30, 1996


[PHOTO]
Customer Service Representative
OppenheimerFunds Services


"HOW MAY I HELP YOU?"


As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today--we're here to help.

--------------------------------------------------------------------------------
[LOGO]                                                            --------------
                                                                  Bulk Rate
OppenheimerFunds Distributor, Inc.                                U.S. Postage
P.O. Box 5270                                                     PAID
Denver, CO 80217-5270                                             Permit No. 469
                                                                  Denver, CO
                                                                  --------------